ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2012
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
ACCOUNTS RECEIVABLE
6.	ACCOUNTS RECEIVABLE

	2012	2011

Accounts receivable, trade	$10,308	$13,530
Commodity taxes receivable	294	231
Refundable investment tax credit receivable	528	200
Interest receivable	-	7
	$11,130	$13,968

For the year ended December 31, 2012 the Company has not recognized any allowance for doubtful accounts. The Company recorded a bad debt expense of $142 in customer support and operations for the year (2011 - $Nil). Due to the high level of creditworthiness of its client base, the Company has not recognized any allowance for doubtful accounts